SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:            November 26, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                  (Issuer in Respect of the REMIC Pass-Through
                   Certificates, Series 1997-5) (Exact name of
                       registrant as specified in charter)

 Delaware                         33-66222                 13-3408713
----------------------          -----------            ----------------
(State or other juris-          (Commission            (I.R.S. Employer
diction of organization)         File Nos.)            Identification No.)


909 Third Avenue, New York, New York                           10043
------------------------------------                           -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5. Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-5
                 -----------------------------------------------

                                November 26, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On November 26, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 1997) as of November 1, 1997 of $242,797,110.52. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $12,139,855.53. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of November 1, 1997 was 758. The weighted average Note Rate of the Mortgage Loans as of November 1, 1997 was 7.707%. The weighted average remaining term to stated maturity of the Mortgage Loans as of November 1, 1997 was 356.93 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to September 1, 1996 or after November 1, 1997.

      None of the Mortgage Loans has a scheduled maturity later than November 1, 2027. Each Mortgage Loan has an original principal balance of not less than $28,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $31,444,187 as of November 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of November 1, 1997 was 74.7%. No more than $2,874,920 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the

----------

(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated November 21, 1997 and the Prospectus, dated November 21, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-5.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No(2) Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 42% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $29,639,219.29 and $213,157,891.23, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.275% and 7.768%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 357.72 months and 356.82 months, respectively.

      The Special Hazard Loss Amount as of November 1, 1997 was $2,874,919.67.

      The Fraud Loss Amount as of November 1, 1997 was $2,427,971.11.

      The Bankruptcy Loss Amount as of November 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of November 1, 1997 was $231,870,903.86.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of November 1, 1997 was $3,641,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of November 1, 1997 was $3,035,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of November 1, 1997 was $2,064,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of November 1, 1997 was $971,000.00.

----------

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of November 1, 1997 was $486,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of November 1, 1997 was $729,206.66.

      The Subordinated CitiCertificate Percentage is 4.500138669937%.(*)

      The Class M Subordination Percentage is 3.000532685252%.(*)

      The Class B-1 Subordination Percentage is 1.750517809251%.(*)

      The Class B-2 Subordination Percentage is 0.900425320267%.(*)

      The Class B-3 Subordination Percentage is 0.500502933250%.(*)

      The Class B-4 Subordination Percentage is 0.300335806483%.(*)

----------

(*) Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of November 1, 1997.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                       Number of                   Aggregate Principal
Year Originated        Loans                      Balances Outstanding
---------------        ---------            --------------------------

1996                         3                           $   1,307,088
1997                       755                             241,490,023
                          ----                           -------------
Total                      758                           $ 242,797,111
                          ====                           =============

                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

   Type of                    Number of          Aggregate Principal
   Dwelling Unit              Loans              Balances Outstanding
   ---------------          -------------        --------------------
   Detached houses              695                     $ 224,446,919
   Multi-family dwellings         8                         2,796,932
   Townhouses                    16                         5,243,741
   Condominium units (one        19                         5,864,666
     to four stories high)
   Condominium units (over        7                         1,927,648
     four stories high)
   Cooperative units             13                         2,517,205
                                ---                     -------------
   Total                        758                     $ 242,797,111
                                ===                     =============

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                  Number of               Aggregate Principal
Dwelling Unit            Loans                  Balances Outstanding
---------------          -------------          --------------------
1-family                    750                        $ 240,000,179
2-family                      7                            2,429,185
3-family                      1                              367,747
                            ---                        -------------
Total                       758                        $ 242,797,111
                            ===                        =============


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal            Number of          Aggregate Principal
Balance by Loan Size             Loans              Balances Outstanding
---------------------------      -------------      ---------------------------
$149,999 and under                       10                $     836,440
$150,000 through $199,999                 7                    1,246,720
$200,000 through $249,999               173                   40,621,597
$250,000 through $299,999               224                   61,275,992
$300,000 through $349,999               135                   44,019,623
$350,000 through $399,999                85                   31,895,593
$400,000 through $449,999                42                   17,785,471
$450,000 through $499,999                35                   16,782,397
$500,000 through $549,999                13                    6,854,003
$550,000 through $599,999                19                   10,939,859
$600,000 through $649,999                 6                    3,790,222
$650,000 through $699,999                 5                    3,438,021
$700,000 through $749,999                 2                    1,438,754
$750,000 through $799,999                 0                            0
$800,000 through $849,999                 0                            0
$850,000 through $899,999                 1                      873,908
$900,000 through $949,999                 0                            0
$950,000 through $999,999                 1                      998,511
$1,000,000 and over                       0                            0
                                       ----                -------------
Total                                   758                $ 242,797,111
                                       ====                =============

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan               Number of          Aggregate Principal
Note Rate                   Loans              Balances Outstanding
---------------------       ---------          --------------------

6.75%  - 7.00%                12                     $    3,551,912
7.01%  - 7.50%               206                         67,436,009
7.51%  - 8.00%               469                        151,066,286
8.01%  - 8.50%                68                         20,347,259
8.51%  - 9.00%                 3                            395,645
                             ---                     --------------
Total                        758                     $  242,797,111
                             ===                     ==============


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                              Number of           Aggregate Principal
Loan-to-Value Ratio           Loans               Balances Outstanding
-------------------------     ---------           --------------------

65.00% and Below                   110                   $  39,920,989
65.01% - 75.00%                    167                      55,756,171
75.01% - 80.00%                    364                     115,675,764
80.01% - 85.00%                     16                       4,387,509
85.01% - 90.00%                     85                      23,030,712
90.01% - 95.00%                     16                       4,025,966
                                   ---                   -------------
Total                              758                   $ 242,797,111
                                   ===                   =============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                Number of            Aggregate Principal
State                           Loans                Balances Outstanding
-----                           ---------            --------------------

Alabama                           2                  $        629,555
Arizona                           9                         2,551,851
Arkansas                          6                         2,003,087
California                      299                       101,245,742
Colorado                          7                         1,960,058
Connecticut                      37                        12,880,390
District of Columbia              7                         1,771,899
Florida                          14                         4,777,682
Georgia                          27                         8,021,757
Illinois                         18                         5,074,478
Indiana                           1                           873,908
Iowa                              2                           458,067
Kansas                            1                           257,423
Louisiana                         1                           319,547
Maryland                         23                         7,207,627
Massachusetts                    25                         7,317,804
Michigan                          7                         1,985,985
Minnesota                         4                         1,188,053
Mississippi                       3                           825,627
Missouri                         10                         2,994,117
Nevada                            5                         1,686,104
New Hampshire                     2                         1,262,315
New Jersey                       31                         8,484,816
New Mexico                        5                         1,510,947
New York                         96                        30,833,209
North Carolina                   25                         7,537,298
Ohio                              5                         1,550,514
Oklahoma                          1                           498,311
Oregon                            3                           849,717
Pennsylvania                      8                         2,428,820
South Carolina                    8                         2,218,182
Tennessee                         1                           316,500
Texas                            13                         3,677,048
Utah                              3                         1,098,425
Vermont                           1                           239,851
Virginia                         34                         9,526,055
Washington                       13                         4,493,076
West Virginia                     1                           241,266
                                ---                  ----------------
 Total                          758                  $    242,797,111
                                ===                  ================

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           CITICORP MORTGAGE SECURITIES, INC.
           (Registrant)


           By:/s/ John H. Outland
              -------------------------------
                  John H. Outland
                  Senior Vice President


Dated: November 26, 1997